Exhibit 99.1
DOVER CORPORATION
REVENUE, EARNINGS & OTHER DATA BY SEGMENT
(unaudited)(in thousands)

	Years Ended December 31,
	2018	2017	2016
Revenue:
Engineered Products	$1,633,147	$1,626,856	$1,475,680
Fueling Solutions	1,465,590	1,338,062	848,109
Imaging & Identification	1,109,843	1,041,188	971,058
Pumps & Process Solutions	1,331,893	1,217,235	1,129,008
Refrigeration & Food Equipment	1,453,093	1,599,105	1,620,339
Intra-segment eliminations	(1,448)	(1,560)	(970)
Total consolidated revenue	$6,992,118	$6,820,886	$6,043,224
Earnings from continuing operations:
Segment earnings (EBIT): [1]
Engineered Products	$252,368	$437,079	$239,985
Fueling Solutions	152,255	159,180	74,778
Imaging & Identification	198,902	167,404	159,223
Pumps & Process Solutions	237,549	209,451	171,768
Refrigeration & Food Equipment	136,119	193,822	283,628
Total segment earnings	977,193	1,166,936	929,382
Corporate expense / other [2]	129,724	154,664	115,521
Interest expense	130,972	144,948	135,969
Interest income	(8,881)	(8,491)	(6,752)
Earnings before provision for income taxes and discontinued operations	725,378	875,815	684,644
Provision for income taxes	134,233	129,152	182,516
Earnings from continuing operations	$591,145	$746,663	$502,128
Segment margins:
Engineered Products [3]	15.5%	26.9%	16.3%
Fueling Solutions	10.4%	11.9%	8.8%
Imaging & Identification	17.9%	16.1%	16.4%
Pumps & Process Solutions	17.8%	17.2%	15.2%
Refrigeration & Food Equipment [3]	9.4%	12.1%	17.5%
Total Segments	14.0%	17.1%	15.4%
Earnings from continuing operations	8.5%	10.9%	8.3%
Depreciation and amortization:
Engineered Products	$44,996	$48,271	$42,388
Fueling Solutions	68,463	67,835	34,753
Imaging & Identification	30,882	37,176	35,785
Pumps & Process Solutions	71,982	67,986	66,513
Refrigeration & Food Equipment	60,477	57,207	65,018
Corporate	5,780	4,803	5,215
Consolidated total	$282,580	$283,278	$249,672
Capital expenditures:
Engineered Products	$34,016	$25,762	$25,678
Fueling Solutions	55,702	61,420	42,369
Imaging & Identification	13,029	11,733	6,696
Pumps & Process Solutions	30,863	29,205	25,778
Refrigeration & Food Equipment	32,482	32,541	23,651
Corporate	4,902	9,407	15,406
Consolidated total	$170,994	$170,068	$139,578

Total assets at December 31:	2018	2017
Engineered Products	$1,477,671	$1,475,868
Fueling Solutions	1,872,736	1,891,128
Imaging & Identification	1,592,349	1,621,199
Pumps & Process Solutions	1,585,416	1,519,505
Refrigeration & Food Equipment	1,252,870	1,284,852
Corporate [4]	584,729	1,000,254
Total assets - continuing operations	8,365,771	8,792,806
Assets from discontinued operations	—	1,865,553
Consolidated total	$8,365,771	$10,658,359

1 Segment earnings includes non-operating income and expense directly attributable to the segments. Non-operating income and expense includes Gain on sale of businesses and other expense (income), net.
2 Certain expenses are maintained at the corporate level and not allocated to the segments. These expenses include executive and functional compensation costs, non-service pension costs, non-operating insurance expenses, shared business services costs and various administrative expenses relating to the corporate headquarters.
3 2017 segment income for Engineered Products includes impact of gain from the sale of Warn Industries and PMI of $116,932 and $88,402, respectively. 2016 segment income for Refrigeration & Food Equipment includes impact of gain from the sale of Tipper Tie of $85,035.
4 The significant portion of corporate assets are principally cash and cash equivalents.

DOVER CORPORATION
QUARTERLY SEGMENT INFORMATION
(unaudited)(in thousands)

	2019				2018
	Q1	Q2	Q3	Q3 YTD	Q1	Q2	Q3	Q4	FY 2018
REVENUE
Engineered Products	$418,851	$429,928	$426,689	$1,275,468	$402,980	$416,552	$401,243	$412,372	$1,633,147
Fueling Solutions	373,050	390,586	411,769	1,175,405	319,304	363,355	367,617	415,314	1,465,590
Imaging & Identification	268,354	266,588	275,109	810,051	268,654	286,458	270,299	284,432	1,109,843
Pumps & Process Solutions	330,219	338,924	341,337	1,010,480	308,840	330,337	322,506	370,210	1,331,893
Refrigeration & Food Equipment	334,643	385,474	370,335	1,090,452	338,235	401,766	386,214	326,878	1,453,093
Intra-segment eliminations	(360)	(794)	106	(1,048)	(342)	(374)	(476)	(256)	(1,448)
Total consolidated revenue	$1,724,757	$1,810,706	$1,825,345	$5,360,808	$1,637,671	$1,798,094	$1,747,403	$1,808,950	$6,992,118

NET EARNINGS
Segment Earnings (EBIT):
Engineered Products	$67,119	$77,129	$74,367	$218,615	$59,363	$67,331	$64,570	$61,104	$252,368
Fueling Solutions	37,230	52,637	68,069	157,936	22,709	35,342	40,615	53,589	152,255
Imaging & Identification	55,955	54,641	61,655	172,251	42,703	59,318	44,144	52,737	198,902
Pumps & Process Solutions [1]	14,991	76,278	77,433	168,702	44,639	57,686	60,592	74,632	237,549
Refrigeration & Food Equipment	24,807	44,375	35,211	104,393	29,182	51,372	42,434	13,131	136,119
Total segments	200,102	305,060	316,735	821,897	198,596	271,049	252,355	255,193	977,193
Corporate expense / other	30,866	24,512	28,658	84,036	30,763	30,050	30,207	38,704	129,724
Interest expense	31,808	31,754	31,410	94,972	35,640	32,125	31,192	32,015	130,972
Interest income	(890)	(945)	(1,263)	(3,098)	(2,057)	(2,563)	(2,060)	(2,201)	(8,881)
Earnings before provision for income taxes	138,318	249,739	257,930	645,987	134,250	211,437	193,016	186,675	725,378
Provision for income taxes	32,613	51,654	51,924	136,191	24,841	44,981	35,711	28,700	134,233
Earnings from continuing operations	105,705	198,085	206,006	509,796	109,409	166,456	157,305	157,975	591,145
Earnings (loss) from discontinued operations, net	—	—	—	—	22,025	(26,497)	—	(16,406)	(20,878)
Net earnings	$105,705	$198,085	$206,006	$509,796	$131,434	$139,959	$157,305	$141,569	$570,267

SEGMENT MARGIN
Engineered Products	16.0%	17.9%	17.4%	17.1%	14.7%	16.2%	16.1%	14.8%	15.5%
Fueling Solutions	10.0%	13.5%	16.5%	13.4%	7.1%	9.7%	11.0%	12.9%	10.4%
Imaging & Identification	20.9%	20.5%	22.4%	21.3%	15.9%	20.7%	16.3%	18.5%	17.9%
Pumps & Process Solutions [1]	4.5%	22.5%	22.7%	16.7%	14.5%	17.5%	18.8%	20.2%	17.8%
Refrigeration & Food Equipment	7.4%	11.5%	9.5%	9.6%	8.6%	12.8%	11.0%	4.0%	9.4%
Total segment operating margin	11.6%	16.8%	17.4%	15.3%	12.1%	15.1%	14.4%	14.1%	14.0%

DEPRECIATION AND AMORTIZATION EXPENSE
Engineered Products	$10,359	$10,452	$10,095	$30,906	$11,443	$11,286	$10,528	$11,739	$44,996
Fueling Solutions	17,879	18,945	18,744	55,568	17,017	17,241	16,877	17,328	68,463
Imaging & Identification	7,435	7,413	7,360	22,208	7,797	7,916	7,675	7,494	30,882
Pumps & Process Solutions	17,548	16,201	16,018	49,767	17,431	17,741	18,078	18,732	71,982
Refrigeration & Food Equipment	13,011	12,777	13,047	38,835	13,579	13,524	13,533	19,841	60,477
Corporate	1,506	1,981	1,523	5,010	1,358	1,595	1,399	1,428	5,780
Total depreciation and amortization expense	$67,738	$67,769	$66,787	$202,294	$68,625	$69,303	$68,090	$76,562	$282,580

1 Q1 and Q3 YTD 2019 includes a $46,946 loss on assets held for sale for Finder Pompe S.r.l. ("Finder").

DOVER CORPORATION
QUARTERLY SEGMENT ADJUSTED EBIT AND ADJUSTED EBITDA
(unaudited)(in thousands)

	2019				2018
	Q1	Q2	Q3	Q3 YTD	Q1	Q2	Q3	Q4	FY 2018
ADJUSTED SEGMENT EBIT AND ADJUSTED EBITDA
Engineered Products:
Segment earnings (EBIT)	$67,119	$77,129	$74,367	$218,615	$59,363	$67,331	$64,570	$61,104	$252,368
Rightsizing and other costs	80	1,125	590	1,795	463	417	2,713	3,693	7,286
Adjusted EBIT - Segment	67,199	78,254	74,957	220,410	59,826	67,748	67,283	64,797	259,654
Adjusted EBIT %	16.0%	18.2%	17.6%	17.3%	14.8%	16.3%	16.8%	15.7%	15.9%
Adjusted depreciation and amortization expense [2]	10,359	9,855	10,095	30,309	11,443	11,286	10,528	11,230	44,487
Adjusted EBITDA - segment	$77,558	$88,109	$85,052	$250,719	$71,269	$79,034	$77,811	$76,027	$304,141
Adjusted EBITDA %	18.5%	20.5%	19.9%	19.7%	17.7%	19.0%	19.4%	18.4%	18.6%

Fueling Solutions:
Segment earnings (EBIT)	$37,230	$52,637	$68,069	$157,936	$22,709	$35,342	$40,615	$53,589	$152,255
Rightsizing and other costs	752	1,768	811	3,331	1,112	1,623	5,922	6,675	15,332
Adjusted EBIT - Segment	37,982	54,405	68,880	161,267	23,821	36,965	46,537	60,264	167,587
Adjusted EBIT %	10.2%	13.9%	16.7%	13.7%	7.5%	10.2%	12.7%	14.5%	11.4%
Adjusted depreciation and amortization expense [2]	17,879	18,945	18,744	55,568	17,017	17,241	16,877	17,328	68,463
Adjusted EBITDA - segment	$55,861	$73,350	$87,624	$216,835	$40,838	$54,206	$63,414	$77,592	$236,050
Adjusted EBITDA %	15.0%	18.8%	21.3%	18.4%	12.8%	14.9%	17.3%	18.7%	16.1%

Imaging & Identification:
Segment earnings (EBIT)	$55,955	$54,641	$61,655	$172,251	$42,703	$59,318	$44,144	$52,737	$198,902
Rightsizing and other costs	389	1,268	301	1,958	899	347	7,923	3,476	12,645
Adjusted EBIT - Segment	56,344	55,909	61,956	174,209	43,602	59,665	52,067	56,213	211,547
Adjusted EBIT %	21.0%	21.0%	22.5%	21.5%	16.2%	20.8%	19.3%	19.8%	19.1%
Adjusted depreciation and amortization expense [2]	7,336	7,317	7,286	21,939	7,797	7,916	7,675	7,392	30,780
Adjusted EBITDA - segment	$63,680	$63,226	$69,242	$196,148	$51,399	$67,581	$59,742	$63,605	$242,327
Adjusted EBITDA %	23.7%	23.7%	25.2%	24.2%	19.1%	23.6%	22.1%	22.4%	21.8%

Pumps & Process Solutions:
Segment earnings (EBIT)	$14,991	$76,278	$77,433	$168,702	$44,639	$57,686	$60,592	$74,632	$237,549
Rightsizing and other costs	414	903	943	2,260	653	2,071	4,552	6,099	13,375
Loss on assets held for sale [1]	46,946	—	—	46,946	—	—	—	—	—
Adjusted EBIT - Segment	62,351	77,181	78,376	217,908	45,292	59,757	65,144	80,731	250,924
Adjusted EBIT %	18.9%	22.8%	23.0%	21.6%	14.7%	18.1%	20.2%	21.8%	18.8%
Adjusted depreciation and amortization expense [2]	17,548	16,199	16,018	49,765	17,431	17,741	18,078	17,823	71,073
Adjusted EBITDA - segment	$79,899	$93,380	$94,394	$267,673	$62,723	$77,498	$83,222	$98,554	$321,997
Adjusted EBITDA %	24.2%	27.6%	27.7%	26.5%	20.3%	23.5%	25.8%	26.6%	24.2%

Refrigeration & Food Equipment:
Segment earnings (EBIT)	$24,807	$44,375	$35,211	$104,393	$29,182	$51,372	$42,434	$13,131	$136,119
Rightsizing and other costs	2,293	666	840	3,799	—	—	451	9,498	9,949
Adjusted EBIT - Segment	27,100	45,041	36,051	108,192	29,182	51,372	42,885	22,629	146,068
Adjusted EBIT %	8.1%	11.7%	9.7%	9.9%	8.6%	12.8%	11.1%	6.9%	10.1%
Adjusted depreciation and amortization expense [2]	13,011	12,777	13,047	38,835	13,579	13,524	13,533	13,541	54,177
Adjusted EBITDA - segment	$40,111	$57,818	$49,098	$147,027	$42,761	$64,896	$56,418	$36,170	$200,245
Adjusted EBITDA %	12.0%	15.0%	13.3%	13.5%	12.6%	16.2%	14.6%	11.1%	13.8%

1 Q1 and Q3 YTD 2019 includes a $46,946 loss on assets held for sale for Finder Pompe S.r.l. ("Finder").
[2] Adjusted depreciation and amortization expense excludes depreciation and amortization included within rightsizing and other costs.

DOVER CORPORATION
QUARTERLY SEGMENT INFORMATION
(continued)
(unaudited)(in thousands)

	2019				2018
	Q1	Q2	Q3	Q3 YTD	Q1	Q2	Q3	Q4	FY 2018
BOOKINGS

Engineered Products	$427,697	$397,420	$426,059	$1,251,176	$480,513	$425,322	$403,098	$494,622	$1,803,555

Fueling Solutions	343,083	394,256	450,727	1,188,066	360,519	392,100	383,749	376,651	1,513,019

Imaging & Identification	267,762	264,175	284,527	816,464	270,653	294,248	258,883	282,519	1,106,303

Pumps & Process Solutions	369,801	375,905	329,642	1,075,348	342,991	345,278	340,287	358,319	1,386,875

Refrigeration & Food Equipment	376,998	384,365	323,422	1,084,785	372,701	428,816	331,979	341,221	1,474,717

Intra-segment eliminations	(725)	(490)	(528)	(1,743)	(680)	(25)	(597)	(617)	(1,919)

Total consolidated bookings	$1,784,616	$1,815,631	$1,813,849	$5,414,096	$1,826,697	$1,885,739	$1,717,399	$1,852,715	$7,282,550

BACKLOG

Engineered Products	$451,335	$418,154	$416,025		$380,846	$375,975	$370,948	$442,519

Fueling Solutions	185,847	186,202	223,081		229,234	246,087	251,212	208,574

Imaging & Identification	118,177	116,810	121,877		131,544	133,570	123,624	118,057

Pumps & Process Solutions	353,066	378,427	361,478		315,020	318,891	337,420	315,230

Refrigeration & Food Equipment	311,632	310,454	262,870		283,250	309,440	255,783	268,991

Intra-segment eliminations	(403)	(141)	(252)		(394)	(154)	(58)	(200)

Total consolidated backlog	$1,419,654	$1,409,906	$1,385,079		$1,339,500	$1,383,809	$1,338,929	$1,353,171

DOVER CORPORATION
QUARTERLY EARNINGS PER SHARE
(unaudited)(in thousands, except per share data*)

Earnings Per Share
	2019				2018
	Q1	Q2	Q3	Q3 YTD	Q1	Q2	Q3	Q4	FY 2018

Basic earnings (loss) per common share:
Continuing operations	$0.73	$1.36	$1.42	$3.51	$0.71	$1.10	$1.07	$1.08	$3.94
Discontinued operations	—	—	—	—	0.14	(0.17)	—	(0.11)	(0.14)
Net earnings	$0.73	$1.36	$1.42	$3.51	$0.85	$0.92	$1.07	$0.97	$3.80

Diluted earnings (loss) per common share:
Continuing operations	$0.72	$1.35	$1.40	$3.47	$0.70	$1.08	$1.05	$1.07	$3.89
Discontinued operations	—	—	—	—	0.14	(0.17)	—	(0.11)	(0.14)
Net earnings	$0.72	$1.35	$1.40	$3.47	$0.84	$0.91	$1.05	$0.96	$3.75

Net earnings (loss) and weighted average shares used in calculated earnings per share amounts are as follows:
Net earnings (loss):
Continuing operations	$105,705	$198,085	$206,006	$509,796	$109,409	$166,456	$157,305	$157,975	$591,145
Discontinued operations	—	—	—	—	22,025	(26,497)	—	(16,406)	(20,878)
Net earnings	$105,705	$198,085	$206,006	$509,796	$131,434	$139,959	$157,305	$141,569	$570,267

Weighted average shares outstanding:
Basic	145,087	145,366	145,372	145,276	154,520	151,744	147,344	146,007	149,874
Diluted	146,911	147,179	147,051	147,053	157,090	153,938	149,457	147,940	152,133

* Per share data may be impacted by rounding.

Non-GAAP Reconciliations

Adjusted Earnings Per Share (Non-GAAP)
Earnings from continuing operations are adjusted by the effect of acquisition-related amortization, rightsizing and other costs, loss on assets held for sale, and the Tax Cuts and Jobs Act to derive adjusted earnings from continuing operations and adjusted diluted earnings per common share as follows:
	2019				2018
	Q1	Q2	Q3	Q3 YTD	Q1	Q2	Q3	Q4	FY 2018
Adjusted earnings:
Earnings from continuing operations	$105,705	$198,085	$206,006	$509,796	$109,409	$166,456	$157,305	$157,975	$591,145
Acquisition-related amortization, pre-tax [1]	35,635	34,997	34,244	104,876	38,150	38,072	34,997	35,078	146,297
Acquisition-related amortization, tax impact [2]	(8,964)	(8,777)	(8,624)	(26,365)	(9,716)	(9,683)	(8,785)	(8,817)	(37,001)
Rightsizing and other costs, pre-tax [3]	3,963	6,457	3,807	14,227	4,371	6,808	24,201	37,448	72,828
Rightsizing and other costs, tax impact [2]	(861)	(1,377)	(806)	(3,044)	(797)	(1,448)	(4,477)	(7,809)	(14,531)
Loss on assets held for sale [4]	46,946	—	—	46,946	—	—	—	—	—
Tax Cuts and Jobs Act [5]	—	—	—	—	—	—	—	(2,832)	(2,832)
Adjusted earnings from continuing operations	$182,424	$229,385	$234,627	$646,436	$141,417	$200,205	$203,241	$211,043	$755,906

Adjusted diluted earnings per common share*:
Diluted earnings per share from continuing operations	$0.72	$1.35	$1.40	$3.47	$0.70	$1.08	$1.05	$1.07	$3.89
Acquisition-related amortization, pre-tax [1]	0.24	0.24	0.23	0.71	0.24	0.25	0.23	0.24	0.96
Acquisition-related amortization, tax impact [2]	(0.06)	(0.06)	(0.06)	(0.18)	(0.06)	(0.06)	(0.06)	(0.06)	(0.24)
Rightsizing and other costs, pre-tax [3]	0.03	0.04	0.03	0.10	0.03	0.04	0.16	0.25	0.48
Rightsizing and other costs, tax impact [2]	(0.01)	(0.01)	(0.01)	(0.02)	(0.01)	(0.01)	(0.03)	(0.05)	(0.10)
Loss on assets held for sale [4]	0.32	—	—	0.32	—	—	—	—	—
Tax Cuts and Jobs Act [5]	—	—	—	—	—	—	—	(0.02)	(0.02)
Adjusted diluted earnings per share from continuing operations	$1.24	$1.56	$1.60	$4.40	$0.90	$1.30	$1.36	$1.43	$4.97

[1] Includes amortization on acquisition-related intangible assets and inventory step-up.
[2] Adjustments were tax effected using the statutory tax rates in the applicable jurisdictions or the effective tax rate, where applicable, for each period.
[3] Rightsizing and other costs include actions taken on employee reductions, facility consolidations and site closures, product line exits and other associated asset charges.
[4] Represents a loss on assets held for sale of Finder. Under local law, no tax benefit is realized from the loss on the sale of a wholly-owned business.
[5] 2018 tax benefits related to additional Tax Cuts and Jobs Act regulatory guidance covered by SAB 118.
* Per share data and totals may be impacted by rounding.

DOVER CORPORATION
REVENUE GROWTH FACTORS
(unaudited)(in thousands)

Revenue Growth Factors
	Nine Months Ended September 30,	Years Ended December 31,
	2019	2018	2017
Organic:
Engineered Products	6.1%	6.6%	6.7%
Fueling Solutions	12.7%	9.9%	(0.5)%
Imaging & Identification	2.2%	4.6%	4.6%
Pumps & Process Solutions	8.4%	7.4%	7.3%
Refrigeration & Food Equipment	(1.9)%	(7.9)%	3.4%
Total Organic	5.5%	3.7%	4.6%
Acquisition	0.8%	0.5%	10.9%
Disposition	(0.4)%	(2.5)%	(3.1)%
Currency Translation	(2.5)%	0.8%	0.5%
Total *	3.4%	2.5%	12.9%
* Totals may be impacted by rounding.

Non-GAAP Disclosures

In an effort to provide investors with additional information regarding our results as determined by GAAP, Management also discloses non-GAAP information that Management believes provides useful information to investors. Adjusted earnings from continuing operations, adjusted diluted earnings per share from continuing operations, adjusted EBIT by segment, adjusted EBITDA by segment and organic revenue are not financial measures under GAAP and should not be considered as a substitute for earnings from continuing operations, diluted earnings per share from continuing operations, segment earnings, or revenue as determined in accordance with GAAP, and they may not be comparable to similarly titled measures reported by other companies.

Adjusted earnings from continuing operations represents earnings from continuing operations adjusted for the effect of acquisition-related amortization, rightsizing and other costs, loss on assets held for sale, and the Tax Cuts and Jobs Act. We exclude after-tax acquisition-related amortization because the amount and timing of such charges are significantly impacted by the timing, size, number and nature of the acquisitions the Company consummates. We exclude the other items because they occur for reasons that may be unrelated to the Company's commercial performance during the period and/or Management believes they are not indicative of the Company's ongoing operating costs or gains in a given period.

Adjusted diluted earnings per share from continuing operations represents adjusted earnings from continuing operations divided by average diluted shares.

Adjusted EBIT by Segment is defined as earnings from continuing operations before income taxes, net interest expense, corporate expenses, rightsizing and other costs and a 2019 loss on assets held for sale.

Adjusted EBIT Margin by Segment is defined as adjusted EBIT by segment divided by segment revenue.

Adjusted EBITDA by Segment is defined as adjusted EBIT by segment plus depreciation and amortization, excluding depreciation and amortization included within rightsizing and other costs.

Adjusted EBITDA Margin by Segment is defined as adjusted EBITDA by segment divided by segment revenue.

Management believes these measures are useful to investors to better understand the Company’s ongoing profitability as it will better reflect the Company's core operating results, offer more transparency and facilitate easier comparability to prior and future periods and to its peers.

Management believes that reporting organic revenue growth, which excludes the impact of foreign currency exchange rates and the impact of acquisitions and dispositions, provides a useful comparison of our revenue performance and trends between periods.